Exhibit 99.1

TAYLOR MORRISON HOME CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AT SEPTEMBER 30, 2014

(In thousands, except share amounts)

	Historical(1)	Separation of Monarch(2)	Pro Forma
Assets
Cash and cash equivalents	$281,528	$317,316 (3)	$598,844
Restricted cash	12,871	(11,999)	872
Real estate inventory:
Owned inventory	2,831,874	(216,883)	2,614,991
Real estate not owned under option agreements	11,408	—	11,408

Total real estate inventory	2,843,282	(216,883)	2,626,399
Land deposits	48,816	(6,279)	42,537
Loans receivable	42,125	(42,125)	—
Mortgages receivable	72,919	—	72,919
Tax indemnification receivable	5,383	(5,365)	18
Prepaid expenses and other assets, net	112,338	(14,030)	98,308
Other receivables, net	107,429	(19,259)	88,170
Investments in unconsolidated entities	216,777	(129,827)	86,950
Deferred tax assets, net	247,637	(2,170)	245,467
Property and equipment, net	7,871	(2,734)	5,137
Intangible assets, net	10,789	(3,788)	7,001
Goodwill	23,375	—	23,375

Total assets	$4,033,140	$(137,143)	$3,895,997

Liabilities
Accounts payable	$142,910	$(19,999)	122,911
Accrued expenses and other liabilities	234,419	(45,422)	188,997
Income taxes payable	19,857	(5,845)	14,012
Customer deposits	112,208	(22,939)	89,269
Senior notes	1,389,004	—	1,389,004
Loans payable and other borrowings	233,507	(100,317)	133,190
Revolving credit facility borrowings	150,000	—	150,000
Mortgage borrowings	48,573	—	48,573
Liabilities attributable to consolidated option agreements	11,408	—	11,408

Total liabilities	2,341,886	(194,522)	2,147,364

Stockholders’ Equity
Class A common stock, $0.00001 par value, 400,000,000 shares authorized, 33,059,687 shares issued and outstanding as of September 30, 2014	—	—	—
Class B common stock, $0.00001 par value, 200,000,000 shares authorized, 89,228,269 shares issued and outstanding as of September 30, 2014	1	—	1
Preferred stock, $0.00001 par value, 50,000,000 shares authorized, no shares issued and outstanding as of December 31, 2013 and December 31, 2012	—	—	—
Additional paid-in capital	373,953	—	373,953
Retained earnings	87,073	57,379	144,452
Accumulated other comprehensive loss	(5,912)	—	(5,912)

Total stockholders’ equity attributable to Taylor Morrison Home Corporation	455,115	57,379	512,494
Non-controlling interests – joint ventures	6,882	—	6,882
Non-controlling interests – Principal Equityholders .	1,229,257	—	1,229,257

Total stockholders’ equity	1,691,254	57,379	1,748,633

Total liabilities and stockholders’ equity	$4,033,140	$(137,143)	$3,895,997

See accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

TAYLOR MORRISON HOME CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2014

(In thousands, except per share amounts)

	Historical(1)	Separation of Monarch(2)	Pro Forma
Home closings revenue	$1,890,057	$(236,167)	$1,653,890
Land closings revenue	23,100	(3,180)	19,920
Mortgage operations revenue	22,870	—	22,870

Total revenues	1,936,027	(239,347)	1,696,680
Cost of home closings	1,498,906	(194,313)	1,304,593
Cost of land closings	17,442	(1,682)	15,760
Mortgage operations expenses	13,641	—	13,641

Total cost of revenues	1,529,989	(195,995)	1,333,994

Gross margin	406,038	(43,352)	362,686

Sales, commissions and other marketing costs	124,303	(9,941)	114,362
General and administrative expenses	66,274	(8,693)	57,581
Equity in income of unconsolidated entities	(22,497)	19,029	(3,468)
Interest expense, net	747	378	1,125
Other expense, net	10,296	275	10,571
Indemnification and transaction income	(142)	142	—

Income from continuing operations before income taxes	227,057	(44,542)	182,515
Income tax provision	64,087	(13,486)	50,601

Net income before allocation to non-controlling interests	162,970	(31,056)	131,914
Net income attributable to non-controlling interests – joint ventures	(386)	—	(386)

Net income before non-controlling interests – Principal Equityholders	162,584	(31,056)	131,528
Net income from continuing operations attributable to non-controlling interests – Principal Equityholders	(118,990)	22,660	(96,330)

Net income available to Taylor Morrison Home Corporation	$43,594	$(8,396)	$35,198

Earnings per common share:
Basic	$1.33		$1.07
Diluted	$1.33		$1.07

Weighted average number of shares of common stock:
Basic	32,896		32,896
Diluted	122,345		122,345

See accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

TAYLOR MORRISON HOME CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2013

(In thousands, except per share amounts)

	Historical(1)	Separation of Monarch(2)	Pro Forma

Home closings revenue	$2,264,985	$(407,035)	$1,857,950
Land closings revenue	27,881	(121)	27,760
Mortgage operations revenue	30,371	—	30,371

Total revenues	2,323,237	(407,156)	1,916,081
Cost of home closings	1,774,761	(317,307)	1,457,454
Cost of land closings	26,741	(425)	26,316
Mortgage operations expenses	16,446	—	16,446

Total cost of revenues	1,817,948	(317,732)	1,500,216

Gross margin	505,289	(89,424)	415,865

Sales, commissions and other marketing costs	142,848	(15,429)	127,419
General and administrative expenses	90,743	(13,545)	77,198
Equity in income of unconsolidated entities	(37,563)	34,668	(2,895)
Interest (income) expense, net	(476)	1,318	842
Other expense, net	2,541	301	2,842
Loss on extinguishment of debt	10,141	—	10,141
Indemnification and transaction expenses	199,119	(3,346)	195,773

Income from continuing operations before income taxes	97,936	(93,391)	4,545
Income tax provision (benefit)	3,068	(26,878)	(23,810)

Net income before allocation to non-controlling interests	94,868	(66,513)	28,355
Net loss attributable to non-controlling interests – joint ventures	131	—	131

Net income before non-controlling interests – Principal Equityholders	94,999	(66,513)	28,486
Net income from continuing operations attributable to non-controlling interests – Principal Equityholders	(49,579)	51,021	1,442

Net income available to Taylor Morrison Home Corporation	$45,420	$(15,492)	$29,928

Earnings per common share:
Basic	$1.38		$0.91
Diluted	$1.38		$0.91

Weighted average number of shares of common stock:
Basic	32,840		32,840
Diluted	122,319		122,319

See accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

TAYLOR MORRISON HOME CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2012

(In thousands, except per share amounts)

	Historical(1)	Separation of Monarch(2)	Pro Forma
Home closings revenue	$1,369,452	$(383,254)	$986,198
Land closings revenue	44,408	(11,285)	33,123
Mortgage operations revenue	21,861	—	21,861

Total revenues	1,435,721	(394,539)	1,041,182
Cost of home closings	1,077,525	(281,546)	795,979
Cost of land closings	35,884	(8,588)	27,296
Mortgage operations expenses	11,266	—	11,266

Total cost of revenues	1,124,675	(290,134)	834,541

Gross margin	311,046	(104,405)	206,641

Sales, commissions and other marketing costs	80,907	(10,509)	70,398
General and administrative expenses	60,444	(18,577)	41,867
Equity in income of unconsolidated entities	(22,964)	21,750	(1,214)
Interest income, net	(2,446)	1,688	(758)
Other expense, net	3,567	137	3,704
Loss on extinguishment of debt	7,953	—	7,953
Indemnification and transaction expenses	13,034	—	13,034

Income from continuing operations before income taxes	170,551	(98,894)	71,657
Income tax benefit	(260,297)	(24,001)	(284,298)

Net income before allocation to non-controlling interests	430,848	(74,893)	355,955
Net income attributable to non-controlling interests— joint ventures	(28)	—	(28)

Net income before non-controlling interests – Principal Equityholders	430,820	(74,893)	355,927
Net income from continuing operations attributable to non-controlling interests – Principal Equityholders	(430,820)	74,893	(355,927)

Net income available to Taylor Morrison Home Corporation	$—	$—	$—

Earnings per common share:(4)
Basic	N/A		N/A
Diluted	N/A		N/A

Weighted average number of shares of common stock:
Basic	N/A		N/A
Diluted	N/A		N/A

See accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

TAYLOR MORRISON HOME CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

JULY 13, 2011 THROUGH DECEMBER 31, 2011

(In thousands, except per share amounts)

	Historical(1)	Separation of Monarch(2)	Pro Forma

Home closings revenue	$731,216	$(341,010)	$390,206
Land closings revenue	10,657	—	10,657
Mortgage operations revenue	8,579	—	8,579

Total revenues	750,452	(341,010)	409,442
Cost of home closings	591,891	(271,761)	320,130
Cost of land closings	8,583	—	8,583
Mortgage operations expenses	4,495	—	4,495

Total cost of revenues	604,969	(271,761)	333,208

Gross margin	145,483	(69,249)	76,234

Sales, commissions and other marketing costs	36,316	(7,984)	28,332
General and administrative expenses	32,883	(8,264)	24,619
Equity in income of unconsolidated entities	(5,247)	4,220	(1,027)
Interest income, net	(3,867)	(2,380)	(6,247)
Other expense, net	2,308	(544)	1,764
Indemnification and transaction expenses	52,292	(12,201)	40,091

Income (loss) from continuing operations before income taxes	30,798	(42,096)	(11,298)
Income tax provision (benefit)	4,031	(16,036)	(12,005)

Net income before allocation to non-controlling interests	26,767	(26,060)	707
Net income attributable to non-controlling interests— joint ventures	(1,178)	—	(1,178)

Net income (loss) before non-controlling interests – Principal Equityholders	25,589	(26,060)	(471)
Net (income) loss from continuing operations attributable to non-controlling interests – Principal Equityholders	(25,589)	26,060	471

Net income available to Taylor Morrison Home Corporation	$—	$—	$—

Earnings per common share:(4)
Basic	N/A		N/A
Diluted	N/A		N/A

Weighted average number of shares of common stock:
Basic	N/A		N/A
Diluted	N/A		N/A

See accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

TAYLOR MORRISON HOME CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

JANUARY 1, 2011 THROUGH JULY 12, 2011

(In thousands, except per share amounts)

	Historical(1)	Separation of Monarch(2)	Pro Forma
Home closings revenue	$600,069	$(278,283)	$321,786
Land closings revenue	13,639	—	13,639
Mortgage operations revenue	6,027	—	6,027

Total revenues	619,735	(278,283)	341,452
Cost of home closings	474,534	(207,956)	266,578
Cost of land closings	7,133	—	7,133
Mortgage operations expenses	3,818	—	3,818

Total cost of revenues	485,485	(207,956)	277,529

Gross margin	134,250	(70,327)	63,923

Sales, commissions and other marketing costs	40,126	(11,095)	29,031
General and administrative expenses	35,743	(10,536)	25,207
Equity in income of unconsolidated entities	(2,803)	2,433	(370)
Interest expense, net	941	(649)	292
Other income, net	(10,658)	8,522	(2,136)

Income from continuing operations before income taxes	70,901	(59,002)	11,899
Income tax provision	20,881	(16,652)	4,229

Net income before allocation to non-controlling interests	50,020	(42,350)	7,670
Net income attributable to non-controlling interests— joint ventures	(4,122)	—	(4,122)

Net income before non-controlling interests – Principal Equityholders	45,898	(42,350)	3,548
Net income from continuing operations attributable to non-controlling interests – Principal Equityholders	(45,898)	42,350	(3,548)

Net income available to Taylor Morrison Home Corporation	$—	$—	$—

Earnings per common share:(4)
Basic	N/A		N/A
Diluted	N/A		N/A

Weighted average number of shares of common stock:
Basic	N/A		N/A
Diluted	N/A		N/A

See accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(1)	Reflects the historical operating results of the Company as previously reported.
(2)	Represents the adjustments to record the effect of the Transaction. The Company is expected to realize a gain between $50 and $60 million, net of transaction costs, associated with the Transaction which have been excluded from the pro forma results due to their non-recurring nature.
(3)	Represents the net cash proceeds from the Transaction after giving effect to certain transaction costs and the impact of existing cash at Monarch Corporation.
(4)	Prior to the Company’s IPO on April 12, 2013 no common shares were outstanding.